UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-21149

T. Rowe Price Retirement Funds, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: May 31

Date of reporting period: May 31, 2022

Item 1. Reports to Shareholders

(a) Report pursuant to Rule 30e-1.

Retirement I 2025 Fund–I Class	May 31, 2022
TRPHX	I Class
T. ROWE PRICE Retirement I Funds

HIGHLIGHTS

■	The Retirement I Funds declined for the 12-month period ended May 31, 2022. The funds underperformed both the S&P Target Date Indexes and their Lipper peer group averages.

■	Security selection within the underlying components detracted from relative performance. Our glide path’s lower allocation to cash weighed on results, although our structural design added value. Overall, tactical allocation decisions were mixed.

■	We are underweight stocks relative to bonds and cash. Despite the recent sell-off, stocks are vulnerable to further weakness. We trimmed our overweight to value-oriented equities as cyclical tailwinds have weakened. Within fixed income, credit spreads look more attractive following the risk-off sentiment, but tighter global central bank policies and elevated inflation could keep upward pressure on yields.

■	We expect a challenging economic and earnings environment, as sustained elevated inflation and tightening monetary policy represent headwinds to growth and equity market returns. Other key risks to global markets include central bank missteps, the impact to commodities due to the war in Ukraine, a sharp slowdown in economic indicators, and the local and global economic impact stemming from China’s zero-COVID policies.

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Market Commentary

Dear Shareholder

Global stock markets produced mostly negative returns during your fund’s fiscal year, the 12-month period ended May 31, 2022, while rising bond yields weighed on returns for fixed income investors. Positive sentiment surrounding the recovering economy and corporate earnings growth in the first half of the period gave way to fears about new coronavirus variants, rising interest rates, soaring inflation, and geopolitical turmoil in the second half.

Nearly all major global and regional equity benchmarks receded during the period. Value shares outperformed growth stocks as equity investors turned risk averse and rising rates put downward pressure on growth stock valuations. Sector performance diverged widely, with communication services and consumer discretionary companies suffering amid the value rotation. Meanwhile, energy stocks registered exceptional returns as oil prices jumped in response to Russia’s invasion of Ukraine and the ensuing commodity supply crunch.

Financial markets entered the period on an upbeat note as an improving labor market and renewed stimulus efforts were reflected in higher consumer spending. A robust increase in corporate earnings growth also drove markets for much of 2021. However, earnings tailwinds showed signs of fading heading into 2022, as certain high-profile companies issued weaker-than-expected earnings reports or financial projections.

In November 2021, the emergence of the omicron variant of the coronavirus prompted worries about the economic outlook and the potential that a resurgence in cases could lead to further supply chain disruptions. While omicron variant trends and restrictions eased in most regions early in 2022, China continued to pursue a “zero COVID” policy, resulting in large-scale lockdowns and industrial production disruptions.

In February 2022, markets were caught further by surprise when Russia launched a large-scale military offensive into Ukraine. The strong sanctions on Russia that followed raised concerns about supply chains already stressed by the coronavirus. In March, the White House announced that the U.S. was cutting off all oil imports from Russia. As a result, oil prices surged to their highest level in over a decade.

Concerns about inflation intensified over much of the period, driven in part by events in Ukraine and China. Along with supply chain problems, the impact of the fiscal and monetary stimulus enacted during the pandemic and the release of pent-up demand for travel, recreation, and other services also pushed prices higher. In the U.S., consumer prices rose 8.2% in April versus the year before, near multi-decade highs, driven by accelerating energy and food prices. In March, the U.S. Federal Reserve approved its first interest rate hike in more than three years and signaled an accelerating pace of rate increases ahead to combat inflation. In addition, the Fed ended its purchases of Treasuries and agency mortgage-backed securities during the period and announced plans to begin reducing its balance sheet.

Bond indexes were broadly negative as yields rose across the U.S. Treasury yield curve amid surging inflation and expectations of aggressive monetary tightening. (Bond yields and prices move in opposite directions.) Investment-grade corporate bonds fared particularly poorly, experiencing significant losses as concerns over a potential slowdown in economic growth took hold.

The challenges global markets face are complex and could drive market volatility as we enter the second half of the year. Our investment teams will be closely monitoring the Fed’s actions as the central bank attempts to use interest rate hikes to tame inflation without stifling economic growth. Meanwhile, we remain focused on the ongoing geopolitical and humanitarian crisis in Ukraine, which continues to disrupt supply chains, increase inflationary pressures, and dampen consumer confidence.

During challenging times like these, I am heartened by our firm’s long-term focus and time-tested investment approach. I also recognize that market volatility and sector rotation historically have presented attractive opportunities for active investors. I remain confident in the ability of our global research organization to uncover compelling investment ideas that can help deliver strong long-term risk-adjusted performance as market conditions normalize.

Thank you for your continued confidence in T. Rowe Price.

Sincerely,

Robert Sharps
CEO and President

Management’s Discussion of Fund Performance

INVESTMENT OBJECTIVE

The funds seek the highest total return over time consistent with an emphasis on both capital growth and income.

FUND COMMENTARY

How did the funds perform in the past 12 months?

The Retirement I Funds declined for the period and underperformed both the S&P Target Date Indexes and their Lipper peer group averages. (Past performance cannot guarantee future results.)

What factors influenced the funds’ relative performance?

In a volatile market environment characterized by uncertainty, fear, and indiscriminate selling, security selection among several underlying equity strategies weighed on relative performance. Our U.S. large-cap growth equity strategy, in particular, faced macroeconomic headwinds as investors bid down prices of higher-growth stocks—especially within the consumer discretionary, information technology, and communication services sectors. In the U.S. large-cap value equity strategy, an underweight allocation to the strong-performing energy sector hurt performance. Names levered to energy produced significant gains as oil and natural gas prices climbed to multiyear highs after Russia’s invasion of Ukraine triggered global supply concerns. Despite these near-term disruptions, oil productivity is still improving. We expect prices to normalize as inventories are restored, pressuring the cost curve and leaving a challenged long-term outlook for energy stocks. Meanwhile, the mid-cap growth strategy, which invests in the stocks of medium-sized companies with above-average earnings growth rates, outpaced its benchmark and boosted results.

Generally, most of the fixed income segments performed in line with their respective benchmarks, and the breadth of diversification across our fixed income allocation worked in our favor. Within the shorter-dated funds, the Dynamic Global Bond Fund was a notable contributor with positive, albeit modest, returns. In an environment where most asset classes generated losses, the fund bucked the trend, lifted by favorable short-duration positions that fared well against a backdrop of rising interest rates and higher inflation. Security selection among U.S. investment-grade bonds also added value.

During the reporting period, cash outperformed both equities and fixed income securities, and our glide path design—which has a lower allocation to cash relative to the S&P Target Date Indexes and a higher equity allocation to emphasize long-term growth—detracted from relative performance. Structurally, our higher exposure to domestic equities versus international proved beneficial. Global equity markets sold off sharply in the latter half of the reporting period, but U.S. stocks fared better, supported by a relatively strong recovery with healthy consumer spending and strong earnings growth. Meanwhile, international markets struggled with pandemic concerns, supply disruptions, and fading demand from China. The war in Ukraine also sparked concerns about economic uncertainty in Europe by exposing energy security risks due to the region’s dependence on Russian energy, especially natural gas. The inclusion of real assets equities—especially in the commodities complex—also added value. Commodities surged during the period, buoyed by pandemic-related supply chain disruptions that were further exacerbated by the war as Russia and Ukraine account for a significant portion of the global supply of commodity exports.

Tactical decisions contributed to results in the shorter-dated funds but detracted in the longer-dated funds. Our overweight to large-cap value equities globally proved beneficial. As discussed earlier in this section, growth-oriented stocks sold off meaningfully during the period, driven by the negative impact of higher rates on longer-duration stocks. An overweight allocation to floating rate loans amid rising interest rates also helped returns. An overweight to emerging markets stocks, which underperformed developed markets, detracted for the period. Emerging markets faced several challenges, including the spread of new coronavirus variants amid low vaccination rates, surging inflation, slowing growth, regulatory pressures in China, and heightened geopolitical risks.

How are the funds positioned?

We are underweight stocks relative to bonds and cash. Despite the recent sell-off, stocks are vulnerable to further weakness. Although earnings expectations have held up reasonably well so far, they could be pressured by rising input costs and slowing economic growth. Within fixed income, credit spreads look more attractive following the risk-off sentiment. Tighter global central bank policies and elevated inflation could keep upward pressure on yields.

Stocks

On a regional basis, we are modestly overweight to international stocks—given less challenging valuations—relative to U.S. stocks. International stocks have a more cyclical profile and could benefit if economic growth expectations stabilize. However, a prolonged war in Ukraine could weigh on the growth outlook and impede supply chain improvement. U.S. stocks are more growth-oriented and are more susceptible to rising rates, but more limited exposure to cyclical trends may prove beneficial should recession concerns worsen. Outside the U.S., we are overweight to emerging markets stocks, which have attractive valuations relative to developed markets stocks. While COVID-related lockdowns remain a near-term headwind in China, the prospects of significant policy support could boost the medium-term outlook.

We added to inflation-sensitive real assets equities and are now neutral to the asset class, which offers an attractive hedge during a sustained period of high inflation. Although commodity valuations are elevated, geopolitical risks and supply shortages are likely to endure over the near to medium term. The real estate sector remains attractive but could be somewhat vulnerable to rising interest rates.

We are overweight to U.S. small-cap stocks relative to larger companies. Although elevated input costs, wage pressures, and heightened market volatility could weigh on performance, small-caps offer attractive relative valuations and still-strong earnings growth.

Bonds

We remain overweight to floating rate bank loans. We have trimmed our exposure on strength following a protracted run of strong returns. The asset class is supported by solid fundamentals and demand for yield, although its shorter-duration profile and rate reset feature may be less beneficial as tighter monetary policy appears to be priced in. We are overweight to high yield bonds, as their credit fundamentals are still strong, their default risk remains low, and wider credit spreads due to a risk-off sentiment are supportive. However, geopolitical, inflationary, and growth concerns are likely to continue driving credit spread volatility.

We closed our underweight to long-term U.S. Treasury bonds and are now neutral following recent moves higher in rates to provide a potential hedge against further equity market volatility. In our view, growth is moderating, inflation may peak soon, and expectations for Fed tightening appear to be reflected at current prices. We increased our exposure and are now overweight to dollar-denominated emerging markets bonds. The sector is supported by improving global trade and offers attractive valuations, but geopolitical tensions, lingering coronavirus concerns, and fiscal pressures remain risks.

What is portfolio management’s outlook?

Global equity markets were volatile during the reporting period. Although risks associated with the pandemic seem to have receded in many regions (outside of China), Russia’s military actions in Ukraine have exacerbated already challenged supply chain issues and worsened inflationary pressures. Together, Ukraine and Russia provide a significant share of the raw materials needed for global economies to function. The disruption of supply in oil, wheat, industrial metals, and other key commodity exports compounded by the subsequent severe economic sanctions on Russia have exposed the fragility of global supply chains against a backdrop of already elevated inflation. While inflation is expected to ease from its current level and may peak soon, it will probably settle at uncomfortably high levels, likely above the Fed’s 2% long-term inflation target in a post-pandemic environment.

We expect a challenging economic and earnings environment, as sustained elevated inflation and tightening monetary policy represent headwinds to growth and equity market returns. Given the wide range of potential paths for growth and inflation, our positioning remains cautious as we attempt to hedge against more extreme outcomes like stagflation and recession. Other key risks to global markets include central bank missteps, the impact to commodities due to the war in Ukraine, a sharp slowdown in economic indicators, and the local and global economic impact stemming from China’s zero-COVID policies. In our view, these conditions contribute to a less compelling risk/reward trade-off between stocks and bonds in the near term, and we continue to believe that a more modest allocation to equities may be prudent.

The elevated levels of volatility and uncertainty in global markets underscore the value of our thoughtful strategic investing approach. Given the uncertain impact of positive and negative forces on the horizon that can drive global financial markets, we believe that broad diversification across asset classes, regions, and sectors, as well as our ability to actively adjust allocations to enhance the Retirement I Funds’ risk/reward profiles, should benefit our investors over time across a range of market and economic environments.

PERFORMANCE COMPARISON

The Performance Comparison tables show the returns for each fund versus its respective S&P Target Date index. The tables also show the average returns for each fund’s respective Lipper target date category, providing a tool to measure the performance of our funds against those with similar objectives. In addition, we compare the funds’ performance against the S&P Target Date Indexes in the Growth of $10,000 graphs following this letter.

IMPORTANT INFORMATION

The principal value of the Retirement I Funds is not guaranteed at any time, including at or after the target date, which is the approximate year an investor plans to retire (assumed to be age 65) and likely stop making new investments in the fund. If an investor plans to retire significantly earlier or later than age 65, the funds may not be an appropriate investment even if the investor is retiring on or near the target date. The funds’ allocations among a broad range of underlying T. Rowe Price stock and bond funds will (with the exception of the Retirement Balanced I Fund) change over time. The funds (other than the Retirement Balanced I Fund) emphasize potential capital appreciation during the early phases of retirement asset accumulation, balance the need for appreciation with the need for income as retirement approaches, and focus on supporting an income stream over a long-term postretirement withdrawal horizon. The funds are not designed for a lump-sum redemption at the target date and do not guarantee a particular level of income. The funds maintain a substantial allocation to equities both prior to and after the target date, which can result in greater volatility over shorter time horizons.

The views expressed reflect the opinions of T. Rowe Price as of the date of this report and are subject to change based on changes in market, economic, or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

RISKS OF INVESTING

The Retirement I Funds’ investment in many underlying funds means that they will be exposed to the risks of different areas of the market. As with all stock and bond mutual funds, each fund’s share price can fall because of weakness in the stock or bond markets, a particular industry, or specific holdings. Stock markets can decline for many reasons, including adverse political or economic developments, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the investment manager’s assessment of companies held in a fund may prove incorrect, resulting in losses or poor performance even in rising markets. Investors should note that the higher a fund’s allocation to stocks, the greater the risk.

Bonds are subject to interest rate risk, the decline in bond prices that usually accompanies a rise in interest rates, and credit risk, the chance that any fund holding could have its credit rating downgraded or that a bond issuer will default (fail to make timely payments of interest or principal), potentially reducing the fund’s income level and share price. High yield corporate bonds could have greater price declines than funds that invest primarily in high-quality bonds. Companies issuing high yield bonds are not as strong financially as those with higher credit ratings, so the bonds are usually considered speculative investments.

Funds that invest overseas may carry more risk than funds that invest strictly in U.S. assets. Risks can result from varying stages of economic and political development; differing regulatory environments, trading days, and accounting standards; and higher transaction costs of non-U.S. markets. Non-U.S. investments are also subject to currency risk, or a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

For a thorough discussion of risks, please see the prospectus.

BENCHMARK INFORMATION

S&P Target Date Indexes: A series of unmanaged indexes composed of different allocations to stocks, bonds, and short-term investments that reflect reductions in potential risk over time.

Lipper Averages: The averages of available mutual fund performance returns for specified time periods in categories defined by Lipper Inc.

Note: Portions of the mutual fund information contained in this report was supplied by Lipper, a Refinitiv Company, subject to the following: Copyright 2022 © Refinitiv. All rights reserved. Any copying, republication or redistribution of Lipper content is expressly prohibited without the prior written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.

Note: The S&P Target Date Indexes are products of S&P Dow Jones Indices LLC, a division of S&P Global, or its affiliates (“SPDJI”) and have been licensed for use by T. Rowe Price. Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC, a division of S&P Global (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); T. Rowe Price is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, or their respective affiliates, and none of such parties make any representation regarding the advisability of investing in such product(s) nor do they have any liability for any errors, omissions, or interruptions of the S&P Target Date Indexes.

PORTFOLIO HIGHLIGHTS

NEUTRAL AND ACTUAL ALLOCATIONS

As of 5/31/22

Retirement Balanced I Fund–I Class

Sector(s)	Neutral Allocation	Actual Allocation	Position
U.S. Large-Cap Stocks	4.79%	5.16%	Equity Index 500
	7.29	5.84	Growth Stock
	0.64	0.79	U.S. Large-Cap Core
	7.29	7.49	Value
	1.28	1.14	U.S. Equity Research
U.S. Mid-Cap Stocks	1.33	1.40	Mid-Cap Growth
	1.33	1.58	Mid-Cap Value
U.S. Small-Cap Stocks	0.89	0.57	New Horizons
	0.89	0.93	Small-Cap Stock
	0.89	1.02	Small-Cap Value
International Developed Market Stocks	3.23	2.76	International Stock
	3.23	3.19	International Value Equity
	3.23	3.06	Overseas Stock
International Emerging Market Stocks	0.86	1.14	Emerging Markets Discovery Stock
	0.86	1.06	Emerging Markets Stock
Inflation Focused Stocks	2.00	1.63	Real Assets
U.S. Stock Index Futures*	0.00	0.00	Stock Index Futures*
International Stock Index Futures*	0.00	0.00	Stock Index Futures*
Total Stocks	40.00	38.75	
Core Fixed Income	4.00	4.52	Dynamic Global Bond
	6.00	5.73	International Bond (USD Hedged)
	18.00	15.97	New Income
Diversifying Fixed Income	4.32	3.81	Emerging Markets Bond
	0.86	2.49	Floating Rate
	3.46	3.61	High Yield
	20.00	21.29	Limited Duration Inflation Focused Bond
	3.36	2.83	U.S. Treasury Long-Term Index
U.S. Interest Rate Futures*	0.00	0.00	Interest Rate Futures*
Short-Term Income	0.00	0.00	Cash and Collateral
	0.00	0.01	Transition
	0.00	0.99	U.S. Treasury Money
Total Bonds	60.00	61.25	

Totals under the neutral and actual allocations may not foot due to rounding.
The fund is invested in the Z Class of each underlying Price Fund, except for the Transition Fund, if held, which is a single-class fund.
*Actual allocation percentage for futures is based on notional value.

PORTFOLIO HIGHLIGHTS

NEUTRAL AND ACTUAL ALLOCATIONS

As of 5/31/22

Retirement I 2005 Fund–I Class

Sector(s)	Neutral Allocation	Actual Allocation	Position
U.S. Large-Cap Stocks	5.19%	5.74%	Equity Index 500
	7.91	6.31	Growth Stock
	0.69	0.88	U.S. Large-Cap Core
	7.91	8.09	Value
	1.39	1.24	U.S. Equity Research
U.S. Mid-Cap Stocks	1.44	1.54	Mid-Cap Growth
	1.44	1.71	Mid-Cap Value
U.S. Small-Cap Stocks	0.96	0.63	New Horizons
	0.96	0.98	Small-Cap Stock
	0.96	1.11	Small-Cap Value
International Developed Market Stocks	3.51	2.97	International Stock
	3.51	3.49	International Value Equity
	3.51	3.37	Overseas Stock
International Emerging Market Stocks	0.93	1.24	Emerging Markets Discovery Stock
	0.93	1.16	Emerging Markets Stock
Inflation Focused Stocks	2.17	1.77	Real Assets
U.S. Stock Index Futures*	0.00	0.00	Stock Index Futures*
International Stock Index Futures*	0.00	0.00	Stock Index Futures*
Total Stocks	43.40	42.21	
Core Fixed Income	3.97	4.41	Dynamic Global Bond
	5.96	5.67	International Bond (USD Hedged)
	17.87	15.75	New Income
Diversifying Fixed Income	4.21	3.94	Emerging Markets Bond
	0.84	2.47	Floating Rate
	3.37	3.57	High Yield
	16.90	18.12	Limited Duration Inflation Focused Bond
	3.49	2.93	U.S. Treasury Long-Term Index
U.S. Interest Rate Futures*	0.00	0.00	Interest Rate Futures*
Short-Term Income	0.00	0.00	Cash and Collateral
	0.00	0.01	Transition
	0.00	0.92	U.S. Treasury Money
Total Bonds	56.60	57.79	

Totals under the neutral and actual allocations may not foot due to rounding.
The fund is invested in the Z Class of each underlying Price Fund, except for the Transition Fund, if held, which is a single-class fund.

*Actual allocation percentage for futures is based on notional value.

PORTFOLIO HIGHLIGHTS

NEUTRAL AND ACTUAL ALLOCATIONS

As of 5/31/22

Retirement I 2010 Fund–I Class

Sector(s)	Neutral Allocation	Actual Allocation	Position
U.S. Large-Cap Stocks	5.61%	6.06%	Equity Index 500
	8.53	6.81	Growth Stock
	0.75	0.95	U.S. Large-Cap Core
	8.53	8.82	Value
	1.49	1.34	U.S. Equity Research
U.S. Mid-Cap Stocks	1.56	1.67	Mid-Cap Growth
	1.56	1.84	Mid-Cap Value
U.S. Small-Cap Stocks	1.04	0.70	New Horizons
	1.04	1.11	Small-Cap Stock
	1.04	1.21	Small-Cap Value
International Developed Market Stocks	3.78	3.20	International Stock
	3.78	3.77	International Value Equity
	3.78	3.62	Overseas Stock
International Emerging Market Stocks	1.00	1.36	Emerging Markets Discovery Stock
	1.00	1.26	Emerging Markets Stock
Inflation Focused Stocks	2.34	1.90	Real Assets
U.S. Stock Index Futures*	0.00	0.00	Stock Index Futures*
International Stock Index Futures*	0.00	0.00	Stock Index Futures*
Total Stocks	46.80	45.63	
Core Fixed Income	3.84	4.28	Dynamic Global Bond
	5.76	5.44	International Bond (USD Hedged)
	17.28	15.17	New Income
Diversifying Fixed Income	4.01	3.64	Emerging Markets Bond
	0.80	2.37	Floating Rate
	3.21	3.39	High Yield
	14.80	16.03	Limited Duration Inflation Focused Bond
	3.50	2.94	U.S. Treasury Long-Term Index
U.S. Interest Rate Futures*	0.00	0.00	Interest Rate Futures*
Short-Term Income	0.00	0.00	Cash and Collateral
	0.00	0.01	Transition
	0.00	1.09	U.S. Treasury Money
Total Bonds	53.20	54.37	

Totals under the neutral and actual allocations may not foot due to rounding.
The fund is invested in the Z Class of each underlying Price Fund, except for the Transition Fund, if held, which is a single-class fund.
*Actual allocation percentage for futures is based on notional value.

PORTFOLIO HIGHLIGHTS

NEUTRAL AND ACTUAL ALLOCATIONS

As of 5/31/22

Retirement I 2015 Fund–I Class

Sector(s)	Neutral Allocation	Actual Allocation	Position
U.S. Large-Cap Stocks	5.96%	6.99%	Equity Index 500
	9.07	6.61	Growth Stock
	0.80	1.00	U.S. Large-Cap Core
	9.07	9.42	Value
	1.59	1.42	U.S. Equity Research
U.S. Mid-Cap Stocks	1.66	1.80	Mid-Cap Growth
	1.66	1.98	Mid-Cap Value
U.S. Small-Cap Stocks	1.10	0.79	New Horizons
	1.10	1.19	Small-Cap Stock
	1.10	1.27	Small-Cap Value
International Developed Market Stocks	4.02	3.42	International Stock
	4.02	4.04	International Value Equity
	4.02	3.81	Overseas Stock
International Emerging Market Stocks	1.06	1.46	Emerging Markets Discovery Stock
	1.06	1.38	Emerging Markets Stock
Inflation Focused Stocks	2.49	2.10	Real Assets
U.S. Stock Index Futures*	0.00	0.00	Stock Index Futures*
International Stock Index Futures*	0.00	0.00	Stock Index Futures*
Total Stocks	49.80	48.67	
Core Fixed Income	3.74	4.15	Dynamic Global Bond
	5.61	5.25	International Bond (USD Hedged)
	16.83	14.78	New Income
Diversifying Fixed Income	3.86	3.42	Emerging Markets Bond
	0.77	2.30	Floating Rate
	3.09	3.27	High Yield
	12.80	14.05	Limited Duration Inflation Focused Bond
	3.50	2.93	U.S. Treasury Long-Term Index
U.S. Interest Rate Futures*	0.00	0.00	Interest Rate Futures*
Short-Term Income	0.00	0.00	Cash and Collateral
	0.00	0.01	Transition
	0.00	1.17	U.S. Treasury Money
Total Bonds	50.20	51.33	

Totals under the neutral and actual allocations may not foot due to rounding.
The fund is invested in the Z Class of each underlying Price Fund, except for the Transition Fund, if held, which is a single-class fund.
*Actual allocation percentage for futures is based on notional value.

PORTFOLIO HIGHLIGHTS

NEUTRAL AND ACTUAL ALLOCATIONS

As of 5/31/22

Retirement I 2020 Fund–I Class

Sector(s)	Neutral Allocation	Actual Allocation	Position
U.S. Large-Cap Stocks	6.42%	6.02%	Equity Index 500
	9.77	6.45	Growth Stock
	0.86	1.06	U.S. Large-Cap Core
	9.77	9.95	Value
	1.71	1.51	U.S. Equity Research
U.S. Mid-Cap Stocks	1.78	1.92	Mid-Cap Growth
	1.78	2.10	Mid-Cap Value
U.S. Small-Cap Stocks	1.19	0.80	New Horizons
	1.19	1.42	Small-Cap Stock
	1.19	1.54	Small-Cap Value
International Developed Market Stocks	4.33	3.52	International Stock
	4.33	4.29	International Value Equity
	4.33	4.13	Overseas Stock
International Emerging Market Stocks	1.15	1.58	Emerging Markets Discovery Stock
	1.15	1.49	Emerging Markets Stock
Inflation Focused Stocks	2.68	2.17	Real Assets
U.S. Stock Index Futures*	0.00	1.76	Stock Index Futures*
International Stock Index Futures*	0.00	0.00	Stock Index Futures*
Total Stocks	53.60	51.70	
Core Fixed Income	3.57	3.97	Dynamic Global Bond
	5.36	4.95	International Bond (USD Hedged)
	16.07	14.25	New Income
Diversifying Fixed Income	3.61	3.11	Emerging Markets Bond
	0.72	2.15	Floating Rate
	2.89	2.98	High Yield
	10.70	12.09	Limited Duration Inflation Focused Bond
	3.50	2.88	U.S. Treasury Long-Term Index
U.S. Interest Rate Futures*	0.00	-1.56	Interest Rate Futures*
Short-Term Income	0.00	0.03	Cash and Collateral
	0.00	0.01	Transition
	0.00	1.89	U.S. Treasury Money
Total Bonds	46.40	48.30	

Totals under the neutral and actual allocations may not foot due to rounding.
The fund is invested in the Z Class of each underlying Price Fund, except for the Transition Fund, if held, which is a single-class fund.
*Actual allocation percentage for futures is based on notional value.

PORTFOLIO HIGHLIGHTS

NEUTRAL AND ACTUAL ALLOCATIONS

As of 5/31/22

Retirement I 2025 Fund–I Class

Sector(s)	Neutral Allocation	Actual Allocation	Position
U.S. Large-Cap Stocks	7.36%	6.96%	Equity Index 500
	11.21	7.51	Growth Stock
	0.98	1.23	U.S. Large-Cap Core
	11.21	11.44	Value
	1.96	1.75	U.S. Equity Research
U.S. Mid-Cap Stocks	2.05	2.24	Mid-Cap Growth
	2.05	2.40	Mid-Cap Value
U.S. Small-Cap Stocks	1.36	0.93	New Horizons
	1.36	1.58	Small-Cap Stock
	1.36	1.77	Small-Cap Value
International Developed Market Stocks	4.97	4.18	International Stock
	4.97	4.95	International Value Equity
	4.97	4.76	Overseas Stock
International Emerging Market Stocks	1.32	1.79	Emerging Markets Discovery Stock
	1.32	1.75	Emerging Markets Stock
Inflation Focused Stocks	3.08	2.47	Real Assets
U.S. Stock Index Futures*	0.00	1.75	Stock Index Futures*
International Stock Index Futures*	0.00	-0.04	Stock Index Futures*
Total Stocks	61.50	59.46	
Core Fixed Income	3.18	3.50	Dynamic Global Bond
	4.76	4.38	International Bond (USD Hedged)
	14.29	12.58	New Income
Diversifying Fixed Income	2.92	2.49	Emerging Markets Bond
	0.58	1.84	Floating Rate
	2.34	2.41	High Yield
	6.75	7.99	Limited Duration Inflation Focused Bond
	3.68	3.02	U.S. Treasury Long-Term Index
U.S. Interest Rate Futures*	0.00	-1.53	Interest Rate Futures*
Short-Term Income	0.00	0.05	Cash and Collateral
	0.00	0.01	Transition
	0.00	2.27	U.S. Treasury Money
Total Bonds	38.50	40.54	

Totals under the neutral and actual allocations may not foot due to rounding.
The fund is invested in the Z Class of each underlying Price Fund, except for the Transition Fund, if held, which is a single-class fund.
*Actual allocation percentage for futures is based on notional value.

PORTFOLIO HIGHLIGHTS

NEUTRAL AND ACTUAL ALLOCATIONS

As of 5/31/22

Retirement I 2030 Fund–I Class

Sector(s)	Neutral Allocation	Actual Allocation	Position
U.S. Large-Cap Stocks	8.71%	8.31%	Equity Index 500
	13.27	9.38	Growth Stock
	1.16	1.47	U.S. Large-Cap Core
	13.27	13.62	Value
	2.32	2.08	U.S. Equity Research
U.S. Mid-Cap Stocks	2.42	2.69	Mid-Cap Growth
	2.42	2.85	Mid-Cap Value
U.S. Small-Cap Stocks	1.61	1.11	New Horizons
	1.61	1.86	Small-Cap Stock
	1.61	2.01	Small-Cap Value
International Developed Market Stocks	5.88	5.04	International Stock
	5.88	5.97	International Value Equity
	5.88	5.72	Overseas Stock
International Emerging Market Stocks	1.56	2.15	Emerging Markets Discovery Stock
	1.56	2.07	Emerging Markets Stock
Inflation Focused Stocks	3.64	2.98	Real Assets
U.S. Stock Index Futures*	0.00	1.40	Stock Index Futures*
International Stock Index Futures*	0.00	-0.06	Stock Index Futures*
Total Stocks	72.80	70.69	
Core Fixed Income	2.55	2.80	Dynamic Global Bond
	3.82	3.48	International Bond (USD Hedged)
	11.45	10.02	New Income
Diversifying Fixed Income	1.92	1.58	Emerging Markets Bond
	0.38	1.38	Floating Rate
	1.53	1.56	High Yield
	1.75	3.10	Limited Duration Inflation Focused Bond
	3.80	3.13	U.S. Treasury Long-Term Index
U.S. Interest Rate Futures*	0.00	-1.19	Interest Rate Futures*
Short-Term Income	0.00	0.04	Cash and Collateral
	0.00	0.01	Transition
	0.00	2.21	U.S. Treasury Money
Total Bonds	27.20	29.31	

Totals under the neutral and actual allocations may not foot due to rounding.
The fund is invested in the Z Class of each underlying Price Fund, except for the Transition Fund, if held, which is a single-class fund.
*Actual allocation percentage for futures is based on notional value.

PORTFOLIO HIGHLIGHTS

NEUTRAL AND ACTUAL ALLOCATIONS

As of 5/31/22

Retirement I 2035 Fund–I Class

Sector(s)	Neutral Allocation	Actual Allocation	Position
U.S. Large-Cap Stocks	9.27%	8.90%	Equity Index 500
	15.46	11.52	Growth Stock
	1.33	1.71	U.S. Large-Cap Core
	15.46	16.11	Value
	2.65	2.40	U.S. Equity Research
U.S. Mid-Cap Stocks	2.76	3.08	Mid-Cap Growth
	2.76	3.32	Mid-Cap Value
U.S. Small-Cap Stocks	1.84	1.26	New Horizons
	1.84	2.08	Small-Cap Stock
	1.84	2.20	Small-Cap Value
International Developed Market Stocks	6.70	5.80	International Stock
	6.70	6.93	International Value Equity
	6.70	6.58	Overseas Stock
International Emerging Market Stocks	1.77	2.47	Emerging Markets Discovery Stock
	1.77	2.36	Emerging Markets Stock
Inflation Focused Stocks	4.15	3.46	Real Assets
U.S. Stock Index Futures*	0.00	0.77	Stock Index Futures*
International Stock Index Futures*	0.00	0.13	Stock Index Futures*
Total Stocks	83.00	80.96	
Core Fixed Income	1.70	1.84	Dynamic Global Bond
	2.55	2.29	International Bond (USD Hedged)
	7.65	6.58	New Income
Diversifying Fixed Income	1.02	0.86	Emerging Markets Bond
	0.20	0.86	Floating Rate
	0.81	0.84	High Yield
	0.00	1.05	Limited Duration Inflation Focused Bond
	3.07	2.49	U.S. Treasury Long-Term Index
U.S. Interest Rate Futures*	0.00	-0.76	Interest Rate Futures*
Short-Term Income	0.00	-0.02	Cash and Collateral
	0.00	0.01	Transition
	0.00	2.25	U.S. Treasury Money
Total Bonds	17.00	19.04	

Totals under the neutral and actual allocations may not foot due to rounding.
The fund is invested in the Z Class of each underlying Price Fund, except for the Transition Fund, if held, which is a single-class fund.
*Actual allocation percentage for futures is based on notional value.

PORTFOLIO HIGHLIGHTS

NEUTRAL AND ACTUAL ALLOCATIONS

As of 5/31/22

Retirement I 2040 Fund–I Class

Sector(s)	Neutral Allocation	Actual Allocation	Position
U.S. Large-Cap Stocks	9.77%	9.65%	Equity Index 500
	17.34	13.24	Growth Stock
	1.47	1.92	U.S. Large-Cap Core
	17.34	18.29	Value
	2.93	2.67	U.S. Equity Research
U.S. Mid-Cap Stocks	3.05	3.43	Mid-Cap Growth
	3.05	3.69	Mid-Cap Value
U.S. Small-Cap Stocks	2.04	1.40	New Horizons
	2.04	2.27	Small-Cap Stock
	2.04	2.38	Small-Cap Value
International Developed Market Stocks	7.41	6.44	International Stock
	7.41	7.77	International Value Equity
	7.41	7.21	Overseas Stock
International Emerging Market Stocks	1.96	2.77	Emerging Markets Discovery Stock
	1.96	2.63	Emerging Markets Stock
Inflation Focused Stocks	4.59	3.85	Real Assets
U.S. Stock Index Futures*	0.00	0.15	Stock Index Futures*
International Stock Index Futures*	0.00	0.49	Stock Index Futures*
Total Stocks	91.80	89.77	
Core Fixed Income	0.82	0.88	Dynamic Global Bond
	1.23	1.10	International Bond (USD Hedged)
	3.69	2.97	New Income
Diversifying Fixed Income	0.27	0.19	Emerging Markets Bond
	0.00	0.00	Floating Rate
	0.27	0.56	High Yield
	0.00	1.06	Limited Duration Inflation Focused Bond
	1.91	1.41	U.S. Treasury Long-Term Index
U.S. Interest Rate Futures*	0.00	-0.50	Interest Rate Futures*
Short-Term Income	0.00	-0.07	Cash and Collateral
	0.00	0.01	Transition
	0.00	2.11	U.S. Treasury Money
Total Bonds	8.20	10.23	

Totals under the neutral and actual allocations may not foot due to rounding.
The fund is invested in the Z Class of each underlying Price Fund, except for the Transition Fund, if held, which is a single-class fund.
*Actual allocation percentage for futures is based on notional value.

PORTFOLIO HIGHLIGHTS

NEUTRAL AND ACTUAL ALLOCATIONS

As of 5/31/22

Retirement I 2045 Fund–I Class

Sector(s)	Neutral Allocation	Actual Allocation	Position
U.S. Large-Cap Stocks	10.24%	10.43%	Equity Index 500
	18.17	13.95	Growth Stock
	1.54	2.01	U.S. Large-Cap Core
	18.17	19.15	Value
	3.07	2.79	U.S. Equity Research
U.S. Mid-Cap Stocks	3.20	3.61	Mid-Cap Growth
	3.20	3.92	Mid-Cap Value
U.S. Small-Cap Stocks	2.13	1.51	New Horizons
	2.13	2.40	Small-Cap Stock
	2.13	2.50	Small-Cap Value
International Developed Market Stocks	7.77	6.66	International Stock
	7.77	8.17	International Value Equity
	7.77	7.63	Overseas Stock
International Emerging Market Stocks	2.06	2.91	Emerging Markets Discovery Stock
	2.06	2.85	Emerging Markets Stock
Inflation Focused Stocks	4.81	4.07	Real Assets
U.S. Stock Index Futures*	0.00	0.00	Stock Index Futures*
International Stock Index Futures*	0.00	0.00	Stock Index Futures*
Total Stocks	96.20	94.55	
Core Fixed Income	0.38	0.34	Dynamic Global Bond
	0.57	0.40	International Bond (USD Hedged)
	1.71	1.15	New Income
Diversifying Fixed Income	0.00	0.00	Emerging Markets Bond
	0.00	0.00	Floating Rate
	0.00	0.00	High Yield
	0.00	1.06	Limited Duration Inflation Focused Bond
	1.14	0.60	U.S. Treasury Long-Term Index
U.S. Interest Rate Futures*	0.00	0.00	Interest Rate Futures*
Short-Term Income	0.00	0.00	Cash and Collateral
	0.00	0.01	Transition
	0.00	1.91	U.S. Treasury Money
Total Bonds	3.80	5.45	

Totals under the neutral and actual allocations may not foot due to rounding.
The fund is invested in the Z Class of each underlying Price Fund, except for the Transition Fund, if held, which is a single-class fund.
*Actual allocation percentage for futures is based on notional value.

PORTFOLIO HIGHLIGHTS

NEUTRAL AND ACTUAL ALLOCATIONS

As of 5/31/22

Retirement I 2050 Fund–I Class

Sector(s)	Neutral Allocation	Actual Allocation	Position
U.S. Large-Cap Stocks	10.39%	10.64%	Equity Index 500
	18.43	14.10	Growth Stock
	1.56	2.04	U.S. Large-Cap Core
	18.43	19.41	Value
	3.12	2.83	U.S. Equity Research
U.S. Mid-Cap Stocks	3.25	3.65	Mid-Cap Growth
	3.25	3.99	Mid-Cap Value
U.S. Small-Cap Stocks	2.16	1.51	New Horizons
	2.16	2.41	Small-Cap Stock
	2.16	2.53	Small-Cap Value
International Developed Market Stocks	7.88	6.77	International Stock
	7.88	8.29	International Value Equity
	7.88	7.78	Overseas Stock
International Emerging Market Stocks	2.09	2.96	Emerging Markets Discovery Stock
	2.09	2.88	Emerging Markets Stock
Inflation Focused Stocks	4.88	4.11	Real Assets
U.S. Stock Index Futures*	0.00	0.00	Stock Index Futures*
International Stock Index Futures*	0.00	0.00	Stock Index Futures*
Total Stocks	97.60	95.91	
Core Fixed Income	0.24	0.20	Dynamic Global Bond
	0.36	0.17	International Bond (USD Hedged)
	1.08	0.49	New Income
Diversifying Fixed Income	0.00	0.00	Emerging Markets Bond
	0.00	0.00	Floating Rate
	0.00	0.00	High Yield
	0.00	1.06	Limited Duration Inflation Focused Bond
	0.72	0.24	U.S. Treasury Long-Term Index
U.S. Interest Rate Futures*	0.00	0.00	Interest Rate Futures*
Short-Term Income	0.00	0.00	Cash and Collateral
	0.00	0.01	Transition
	0.00	1.92	U.S. Treasury Money
Total Bonds	2.40	4.09	

Totals under the neutral and actual allocations may not foot due to rounding.
The fund is invested in the Z Class of each underlying Price Fund, except for the Transition Fund, if held, which is a single-class fund.
*Actual allocation percentage for futures is based on notional value.

PORTFOLIO HIGHLIGHTS

NEUTRAL AND ACTUAL ALLOCATIONS

As of 5/31/22

Retirement I 2055 Fund–I Class

Sector(s)	Neutral Allocation	Actual Allocation	Position
U.S. Large-Cap Stocks	10.43%	10.80%	Equity Index 500
	18.51	14.17	Growth Stock
	1.56	2.04	U.S. Large-Cap Core
	18.51	19.49	Value
	3.13	2.85	U.S. Equity Research
U.S. Mid-Cap Stocks	3.26	3.64	Mid-Cap Growth
	3.26	4.00	Mid-Cap Value
U.S. Small-Cap Stocks	2.17	1.52	New Horizons
	2.17	2.44	Small-Cap Stock
	2.17	2.53	Small-Cap Value
International Developed Market Stocks	7.91	6.73	International Stock
	7.91	8.33	International Value Equity
	7.91	7.85	Overseas Stock
International Emerging Market Stocks	2.10	2.98	Emerging Markets Discovery Stock
	2.10	2.92	Emerging Markets Stock
Inflation Focused Stocks	4.90	4.08	Real Assets
U.S. Stock Index Futures*	0.00	0.00	Stock Index Futures*
International Stock Index Futures*	0.00	0.00	Stock Index Futures*
Total Stocks	98.00	96.36	
Core Fixed Income	0.20	0.19	Dynamic Global Bond
	0.30	0.17	International Bond (USD Hedged)
	0.90	0.49	New Income
Diversifying Fixed Income	0.00	0.00	Emerging Markets Bond
	0.00	0.00	Floating Rate
	0.00	0.00	High Yield
	0.00	1.05	Limited Duration Inflation Focused Bond
	0.60	0.24	U.S. Treasury Long-Term Index
U.S. Interest Rate Futures*	0.00	0.00	Interest Rate Futures*
Short-Term Income	0.00	0.00	Cash and Collateral
	0.00	0.01	Transition
	0.00	1.49	U.S. Treasury Money
Total Bonds	2.00	3.64	

Totals under the neutral and actual allocations may not foot due to rounding.
The fund is invested in the Z Class of each underlying Price Fund, except for the Transition Fund, if held, which is a single-class fund.
*Actual allocation percentage for futures is based on notional value.

PORTFOLIO HIGHLIGHTS

NEUTRAL AND ACTUAL ALLOCATIONS

As of 5/31/22

Retirement I 2060 Fund–I Class

Sector(s)	Neutral Allocation	Actual Allocation	Position
U.S. Large-Cap Stocks	10.43%	10.86%	Equity Index 500
	18.51	14.20	Growth Stock
	1.56	2.04	U.S. Large-Cap Core
	18.51	19.48	Value
	3.13	2.84	U.S. Equity Research
U.S. Mid-Cap Stocks	3.26	3.62	Mid-Cap Growth
	3.26	3.99	Mid-Cap Value
U.S. Small-Cap Stocks	2.17	1.52	New Horizons
	2.17	2.43	Small-Cap Stock
	2.17	2.50	Small-Cap Value
International Developed Market Stocks	7.91	6.74	International Stock
	7.91	8.33	International Value Equity
	7.91	7.84	Overseas Stock
International Emerging Market Stocks	2.10	2.98	Emerging Markets Discovery Stock
	2.10	2.92	Emerging Markets Stock
Inflation Focused Stocks	4.90	4.07	Real Assets
U.S. Stock Index Futures*	0.00	0.00	Stock Index Futures*
International Stock Index Futures*	0.00	0.00	Stock Index Futures*
Total Stocks	98.00	96.37	
Core Fixed Income	0.20	0.18	Dynamic Global Bond
	0.30	0.17	International Bond (USD Hedged)
	0.90	0.49	New Income
Diversifying Fixed Income	0.00	0.00	Emerging Markets Bond
	0.00	0.00	Floating Rate
	0.00	0.00	High Yield
	0.00	1.06	Limited Duration Inflation Focused Bond
	0.60	0.24	U.S. Treasury Long-Term Index
U.S. Interest Rate Futures*	0.00	0.00	Interest Rate Futures*
Short-Term Income	0.00	0.00	Cash and Collateral
	0.00	0.01	Transition
	0.00	1.48	U.S. Treasury Money
Total Bonds	2.00	3.63	

Totals under the neutral and actual allocations may not foot due to rounding.
The fund is invested in the Z Class of each underlying Price Fund, except for the Transition Fund, if held, which is a single-class fund.
*Actual allocation percentage for futures is based on notional value.

PORTFOLIO HIGHLIGHTS

NEUTRAL AND ACTUAL ALLOCATIONS

As of 5/31/22

Retirement I 2065 Fund–I Class

Sector(s)	Neutral Allocation	Actual Allocation	Position
U.S. Large-Cap Stocks	10.43%	10.65%	Equity Index 500
	18.51	14.33	Growth Stock
	1.56	2.05	U.S. Large-Cap Core
	18.51	19.45	Value
	3.13	2.82	U.S. Equity Research
U.S. Mid-Cap Stocks	3.26	3.66	Mid-Cap Growth
	3.26	3.97	Mid-Cap Value
U.S. Small-Cap Stocks	2.17	1.50	New Horizons
	2.17	2.42	Small-Cap Stock
	2.17	2.43	Small-Cap Value
International Developed Market Stocks	7.91	7.08	International Stock
	7.91	8.32	International Value Equity
	7.91	7.82	Overseas Stock
International Emerging Market Stocks	2.10	3.29	Emerging Markets Discovery Stock
	2.10	2.53	Emerging Markets Stock
Inflation Focused Stocks	4.90	4.01	Real Assets
U.S. Stock Index Futures*	0.00	0.00	Stock Index Futures*
International Stock Index Futures*	0.00	0.00	Stock Index Futures*
Total Stocks	98.00	96.34	
Core Fixed Income	0.20	0.13	Dynamic Global Bond
	0.30	0.17	International Bond (USD Hedged)
	0.90	0.49	New Income
Diversifying Fixed Income	0.00	0.00	Emerging Markets Bond
	0.00	0.00	Floating Rate
	0.00	0.00	High Yield
	0.00	1.07	Limited Duration Inflation Focused Bond
	0.60	0.25	U.S. Treasury Long-Term Index
U.S. Interest Rate Futures*	0.00	0.00	Interest Rate Futures*
Short-Term Income	0.00	0.00	Cash and Collateral
	0.00	0.01	Transition
	0.00	1.54	U.S. Treasury Money
Total Bonds	2.00	3.66	

Totals under the neutral and actual allocations may not foot due to rounding.
The fund is invested in the Z Class of each underlying Price Fund, except for the Transition Fund, if held, which is a single-class fund.
*Actual allocation percentage for futures is based on notional value.

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which include a broad-based market index and may also include a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which include a broad-based market index and may also include a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which include a broad-based market index and may also include a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which include a broad-based market index and may also include a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which include a broad-based market index and may also include a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which include a broad-based market index and may also include a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which include a broad-based market index and may also include a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which include a broad-based market index and may also include a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which include a broad-based market index and may also include a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which include a broad-based market index and may also include a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which include a broad-based market index and may also include a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which include a broad-based market index and may also include a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which include a broad-based market index and may also include a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which include a broad-based market index and may also include a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

EXPENSE RATIO

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses

The first line of the following table (Actual) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000. The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts electing to receive electronic delivery of account statements, transaction confirmations, prospectuses, and shareholder reports; or accounts of an investor who is a T. Rowe Price Personal Services or Enhanced Personal Services client (enrollment in these programs generally requires T. Rowe Price assets of at least $250,000). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

QUARTER-END RETURNS

The accompanying notes are an integral part of these financial statements.

May 31, 2022

PORTFOLIO OF INVESTMENTS[1]	$ Value 5/31/21	$ Purchase Cost	$ Sales Cost	Shares	$ Value 5/31/22
(Cost and value in $000s)					
BOND MUTUAL FUNDS 38.9%					
T. Rowe Price Funds:					
New Income Fund	893,976	320,701	109,314	113,953,775	985,700
Limited Duration Inflation Focused Bond Fund	504,254	220,279	76,569	119,940,115	626,087
International Bond Fund (USD Hedged)	307,395	105,047	35,086	37,264,622	342,834
Dynamic Global Bond Fund	223,589	82,056	24,283	27,969,402	274,380
U.S. Treasury Long-Term Index Fund	135,032	162,021	22,130	25,642,954	236,941
Emerging Markets Bond Fund	203,456	61,114	25,221	21,441,913	194,907
High Yield Fund	191,155	50,285	31,733	31,511,946	188,757
Floating Rate Fund	110,429	52,795	13,229	15,700,400	143,816
Total Bond Mutual Funds (Cost $3,258,283)					**2,993,422**
EQUITY MUTUAL FUNDS 58.7%					
T. Rowe Price Funds:					
Value Fund	824,829	282,704	95,732	20,444,997	896,104
Growth Stock Fund (2)	752,756	218,307	135,334	7,957,287	588,441
Equity Index 500 Fund	966,660	158,007	423,315	5,004,622	545,254
International Value Equity Fund	422,952	89,065	82,653	26,068,079	388,154
Overseas Stock Fund	412,531	77,721	62,533	31,238,336	372,986
International Stock Fund	386,043	99,962	63,857	18,701,676	327,840
Real Assets Fund	140,048	67,896	13,428	12,932,756	193,733
Mid-Cap Value Fund	233,578	46,984	71,194	5,583,075	188,373
Mid-Cap Growth Fund (2)	191,828	51,396	19,370	1,854,514	175,177
Emerging Markets Discovery Stock Fund	78,490	96,949	5,996	10,494,226	140,518
Small-Cap Value Fund	143,375	30,662	12,790	2,561,295	138,464
Emerging Markets Stock Fund	203,723	37,823	37,164	3,587,946	136,952
U.S. Equity Research Fund	–	148,788	1,909	3,507,886	136,913
Small-Cap Stock Fund	145,758	27,781	14,370	2,212,012	124,027
U.S. Large-Cap Core Fund	55,065	62,298	7,016	3,096,825	96,590
New Horizons Fund (2)	106,366	30,270	12,653	1,479,320	73,019
Total Equity Mutual Funds (Cost $4,092,840)					**4,522,545**
OTHER MUTUAL FUNDS 0.0%					
T. Rowe Price Funds:					
Transition Fund	780	522,567	522,236	11,210	1,115
Total Other Mutual Funds (Cost $1,112)					**1,115**

AFFILIATED COMPANIES

($000s)

The fund may invest in certain securities that are considered affiliated companies. As defined by the 1940 Act, an affiliated company is one in which the fund owns 5% or more of the outstanding voting securities, or a company that is under common ownership or control. The following securities were considered affiliated companies for all or some portion of the year ended May 31, 2022. Net realized gain (loss), investment income, and change in net unrealized gain/loss reflect all activity for the period then ended.

Affiliate	Net Realized Gain (Loss)	Change in Net Unrealized Gain/Loss	Investment Income
T. Rowe Price Funds:			
Dynamic Global Bond Fund	$ 3,862	$ (6,982)	$ 7,880
Emerging Markets Bond Fund	(1,892)	(44,442)	10,901
Emerging Markets Discovery Stock Fund	4,016	(28,925)	2,622
Emerging Markets Stock Fund	12,439	(67,430)	3,453
Equity Index 500 Fund	159,420	(156,098)	12,746
Floating Rate Fund	(133)	(6,179)	6,007
Growth Stock Fund	93,210	(247,288)	–
High Yield Fund	(25)	(20,950)	11,884
International Bond Fund (USD Hedged)	4,258	(34,522)	7,685
International Stock Fund	26,429	(94,308)	6,028
International Value Equity Fund	2,670	(41,210)	13,671
Limited Duration Inflation Focused Bond Fund	6,950	(21,877)	23,858
Mid-Cap Growth Fund	23,585	(48,677)	–
Mid-Cap Value Fund	23,240	(20,995)	3,397
New Horizons Fund	17,884	(50,964)	–
New Income Fund	9,675	(119,663)	20,072
Overseas Stock Fund	4,807	(54,733)	10,252
Real Assets Fund	2,253	(783)	4,029
Small-Cap Stock Fund	12,679	(35,142)	614
Small-Cap Value Fund	11,344	(22,783)	1,547
Transition Fund	875	4	–
U.S. Equity Research Fund	818	(9,966)	283
U.S. Large-Cap Core Fund	6,530	(13,757)	747
U.S. Treasury Long-Term Index Fund	(3,102)	(37,982)	3,836
Value Fund	97,709	(115,697)	11,816
U.S. Treasury Money Fund, 0.72%	–	–	263
Totals	$ 519,501#	$ (1,301,349)	$ 163,591+

\# Capital gain distributions from mutual funds represented $302,941 of the net realized gain (loss).

\+ Investment income comprised $163,591 of income distributions from underlying Price Funds.

The accompanying notes are an integral part of these financial statements.

May 31, 2022

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS

T. Rowe Price Retirement Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act). T. Rowe Price Retirement I 2025 Fund - I Class (the fund) is a diversified, open-end management investment company and is one of the portfolios established by the corporation. The fund invests in a portfolio of other T. Rowe Price stock and bond funds (underlying Price Funds) that represent various asset classes and sectors. The fund’s allocation among underlying Price Funds will change, and its asset mix will become more conservative over time. The fund seeks the highest total return over time consistent with an emphasis on both capital growth and income. The fund’s shares require a $500,000 initial investment minimum, although the minimum generally is waived or reduced for financial intermediaries, eligible retirement plans, and certain other accounts. Prior to November 15, 2021, the initial investment minimum was $1 million and was generally waived for financial intermediaries, eligible retirement plans, and other certain accounts.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board Accounting Standards Codification Topic 946 (ASC 946). The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), including, but not limited to, ASC 946. GAAP requires the use of estimates made by management. Management believes that estimates and valuations of the underlying Price Funds are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale of the underlying Price Funds.

Investment Transactions, Investment Income, and Distributions Investment transactions are accounted for on the trade date basis. Income and expenses are recorded on the accrual basis. Realized gains and losses are reported on the identified cost basis. Income tax-related interest and penalties, if incurred, are recorded as income tax expense. Dividends received from underlying Price Fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Income and capital gain distributions from the underlying Price Funds are recorded on the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date. Income distributions, if any, are declared and paid annually. A capital gain distribution may also be declared and paid by the fund annually.

In-Kind Redemptions In accordance with guidelines described in the fund’s prospectus, the fund may distribute shares of the underlying Price Funds rather than cash as payment for a redemption of fund shares (in-kind redemption). For financial reporting purposes, the fund recognizes a gain on in-kind redemptions to the extent the value of the distributed shares of the underlying Price Funds on the date of redemption exceeds the cost of those shares. Gains and losses realized on in-kind redemptions are not recognized for tax purposes and are reclassified from undistributed realized gain (loss) to paid-in capital. During the year ended May 31, 2022, the fund realized $103,559,000 of net gain on $452,125,000 of in-kind redemptions.

In-Kind Subscriptions Under certain circumstances, and when considered to be in the best interest of all shareholders, the fund may accept shares of the underlying Price Funds rather than cash as payment for the purchase of fund shares (in-kind subscription). For financial reporting and tax purposes, the cost basis of contributed shares of the underlying Price Funds is equal to the value of those shares on the date of contribution. In-kind subscriptions result in no gain or loss and no tax consequences for the fund. During the year ended May 31, 2022, the fund accepted $275,899,000 of in-kind subscriptions, all of which were from other T. Rowe Price funds.

Capital Transactions Each investor’s interest in the net assets of the fund is represented by fund shares. The fund’s net asset value (NAV) per share is computed at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day the NYSE is open for business. However, the NAV per share may be calculated at a time other than the normal close of the NYSE if trading on the NYSE is restricted, if the NYSE closes earlier, or as may be permitted by the SEC. Purchases and redemptions of fund shares are transacted at the next-computed NAV per share, after receipt of the transaction order by T. Rowe Price Associates, Inc., or its agents.

Indemnification In the normal course of business, the fund may provide indemnification in connection with its officers and directors, service providers, and/or private company investments. The fund’s maximum exposure under these arrangements is unknown; however, the risk of material loss is currently considered to be remote.

NOTE 2 - VALUATION

The fund’s financial instruments are valued at the close of the NYSE and are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Investments in the underlying Price Funds are valued at their closing NAV per share on the day of valuation. Futures contracts are valued at closing settlement prices. Assets and liabilities other than financial instruments, including short-term receivables and payables, are carried at cost, or estimated realizable value, if less, which approximates fair value.

The T. Rowe Price Valuation Committee (the Valuation Committee) is an internal committee that has been delegated certain responsibilities by the fund’s Board of Directors (the Board) to ensure that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight by the Board, the Valuation Committee develops and oversees pricing-related policies and procedures and approves all fair value determinations. Specifically, the Valuation Committee establishes policies and procedures used in valuing financial instruments; determines pricing techniques, sources, and persons eligible to effect fair value pricing actions; evaluates the service and performance of the pricing vendors; oversees the pricing process to ensure policies and procedures are being followed; and provides guidance on internal controls and valuation-related matters. The Valuation Committee provides periodic reporting to the Board on valuation matters.

Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:

Level 1 – quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date

Level 2 – inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)

Level 3 – unobservable inputs (including the fund’s own assumptions in determining fair value)

Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values. On May 31, 2022, all of the fund’s financial instruments were classified as Level 1, based on the inputs used to determine their fair values.

NOTE 3 - DERIVATIVE INSTRUMENTS

The fund may use derivatives in an effort to manage cash flows efficiently, remain fully invested, or facilitate asset allocation and rebalancing. As defined by GAAP, a derivative is a financial instrument whose value is derived from an underlying security price, foreign exchange rate, interest rate, index of prices or rates, or other variable; it requires little or no initial investment and permits or requires net settlement. The fund invests in derivatives only if the expected risks and rewards are consistent with its investment objectives, policies, and overall risk profile, as described in its prospectus and Statement of Additional Information. The risks associated with the use of derivatives are different from, and potentially much greater than, the risks associated with investing directly in the instruments on which the derivatives are based. The fund at all times maintains sufficient cash reserves, liquid assets, or other SEC-permitted asset types to cover its settlement obligations under open derivative contracts.

The fund values its derivatives at fair value and recognizes changes in fair value currently in its results of operations. Accordingly, the fund does not follow hedge accounting, even for derivatives employed as economic hedges. Generally, the fund accounts for its derivatives on a gross basis. It does not offset the fair value of derivative liabilities against the fair value of derivative assets on its financial statements, nor does it offset the fair value of derivative instruments against the right to reclaim or obligation to return collateral. The following table summarizes the fair value of the fund’s futures contracts held as of May 31, 2022, and the related location on the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:

Additionally, the amount of gains and losses on futures recognized in fund earnings during the year ended May 31, 2022, and the related location on the accompanying Statement of Operations is summarized in the following table by primary underlying risk exposure:

Counterparty Risk and Collateral The fund invests in exchange-traded futures. Counterparty risk on such derivatives is minimal because the clearinghouse provides protection against counterparty defaults. For futures, the fund is required to deposit collateral in an amount specified by the clearinghouse and the clearing firm (margin requirement) and the margin requirement must be maintained over the life of the contract. Each clearinghouse and clearing firm, in its sole discretion, may adjust the margin requirements applicable to the fund.

Collateral may be in the form of cash or debt securities issued by the U.S. government or related agencies. Cash posted by the fund is reflected as cash deposits in the accompanying financial statements and generally is restricted from withdrawal by the fund; securities posted by the fund are so noted in the accompanying Portfolio of Investments; both remain in the fund’s assets. While typically not sold in the same manner as equity or fixed income securities, exchange-traded derivatives may be closed out only on the exchange or clearinghouse where the contracts were cleared. This ability is subject to the liquidity of underlying positions. As of May 31, 2022, cash of $9,753,000 had been posted by the fund for exchange-traded derivatives.

Futures Contracts A futures contract provides for the future sale by one party and purchase by another of a specified amount of a specific underlying financial instrument at an agreed upon price, date, time, and place. The fund currently invests only in exchange-traded futures, which generally are standardized as to maturity date, underlying financial instrument, and other contract terms. Payments are made or received by the fund each day to settle daily fluctuations in the value of the contract (variation margin), which reflect changes in the value of the underlying financial instrument. Variation margin is recorded as unrealized gain or loss until the contract is closed. The value of a futures contract included in net assets is the amount of unsettled variation margin; net variation margin receivable is reflected as an asset and net variation margin payable is reflected as a liability on the accompanying Statement of Assets and Liabilities. Risks related to the use of futures contracts include possible illiquidity of the futures markets, contract prices that can be highly volatile and imperfectly correlated to movements in hedged security values and/or interest rates, and potential losses in excess of the fund’s initial investment. During the year ended May 31, 2022, the volume of the fund’s activity in futures, based on underlying notional amounts, was generally between 0% and 5% of net assets.

NOTE 4 - INVESTMENTS IN UNDERLYING PRICE FUNDS

Purchases and sales of the underlying Price Funds during the year ended May 31, 2022, aggregated $4,052,951,000 and $2,983,491,000, respectively.

NOTE 5 - FEDERAL INCOME TAXES

Generally, no provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes.

The fund files U.S. federal, state, and local tax returns as required. The fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Capital accounts within the financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The permanent book/tax adjustments, if any, have no impact on results of operations or net assets. The permanent book/tax adjustments relate primarily to redemptions in kind.

The tax character of distributions paid for the periods presented was as follows:

At May 31, 2022, the tax-basis cost of investments (including derivatives, if any) and gross unrealized appreciation and depreciation were as follows:

At May 31, 2022, the tax-basis components of accumulated net earnings (loss) were as follows:

Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement purposes versus for tax purposes; these differences will reverse in a subsequent reporting period. The temporary differences relate primarily to the deferral of losses from wash sales and the realization of gains/losses on certain open derivative contracts. The loss carryforwards and deferrals primarily relate to straddle deferrals.

NOTE 6 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. Price Associates, directly or through sub-advisory agreements with its wholly owned subsidiaries, also provides investment management services to all the underlying Price Funds. Certain officers and directors of the fund are also officers and directors of Price Associates and its subsidiaries and the underlying Price Funds.

The fund operates in accordance with an amended investment management agreement (amended management agreement), between the corporation, on behalf of the fund, and Price Associates. Under the amended management agreement, effective July 1, 2021, the fund pays an all-inclusive annual fee that is based on a predetermined fee schedule that ranges from 0.46% to 0.34%, generally declining as the fund reduces its overall stock exposure along its investment glide path. The all-inclusive management fee covers investment management services and all of the fund’s operating expenses except for interest expense; expenses related to borrowings, taxes, and brokerage; and nonrecurring expenses. At May 31, 2022, the effective all-inclusive management fee rate was 0.39%. Prior to July 1, 2021, the fund paid an all-inclusive annual fee based on a predetermined fee schedule that ranged from 0.520% to 0.371%, that generally declined as the fund reduced its overall stock exposure along its investment glide path; at June 30, 2021, the effective all-inclusive management fee rate was 0.46%.

The fund may invest in the T. Rowe Price Transition Fund (Transition Fund) to facilitate the fund’s transition between the various underlying Price Funds as the fund rebalances its allocation to the underlying Price Funds. There is no specific neutral allocation to the Transition Fund. In addition, the fund may also maintain a small position in the Transition Fund when it is not actively involved in a transition.

The fund does not invest in the underlying Price Funds for the purpose of exercising management or control; however, investments by the fund may represent a significant portion of an underlying Price Fund’s net assets. At May 31, 2022, the fund held less than 25% of the outstanding shares of any underlying Price Fund.

As of May 31, 2022, T. Rowe Price Group, Inc., or its wholly owned subsidiaries, owned 1,114,543 shares of the fund, representing less than 1% of the fund’s net assets.

NOTE 7 - OTHER MATTERS

Unpredictable events such as environmental or natural disasters, war, terrorism, pandemics, outbreaks of infectious diseases, and similar public health threats may significantly affect the economy and the markets and issuers in which a fund invests. Certain events may cause instability across global markets, including reduced liquidity and disruptions in trading markets, while some events may affect certain geographic regions, countries, sectors, and industries more significantly than others, and exacerbate other pre-existing political, social, and economic risks. Since 2020, a novel strain of coronavirus (COVID-19) has resulted in disruptions to global business activity and caused significant volatility and declines in global financial markets. In February 2022, Russian forces entered Ukraine and commenced an armed conflict. Economic sanctions have since been imposed on Russia and certain of its citizens, including the exclusion of Russia from the SWIFT global payments network. As a result, Russian-related stocks and debt have since suffered significant declines in value. The duration of the coronavirus outbreak and the Russian-Ukraine conflict, and their effects on the financial markets, cannot be determined with certainty. The fund’s performance could be negatively impacted if the value of a portfolio holding were harmed by these and such other events. Management is actively monitoring these events.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of T. Rowe Price Retirement Funds, Inc. and

Shareholders of T. Rowe Price Retirement I 2025 Fund - I Class

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of T. Rowe Price Retirement I 2025 Fund - I Class (one of the funds constituting T. Rowe Price Retirement Funds, Inc., referred to hereafter as the “Fund”) as of May 31, 2022, the related statement of operations for the year ended May 31, 2022, the statement of changes in net assets for each of the two years in the period ended May 31, 2022, including the related notes, and the financial highlights for each of the five years in the period ended May 31, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of May 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended May 31, 2022 and the financial highlights for each of the five years in the period ended May 31, 2022 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of May 31, 2022 by correspondence with the transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland

July 20, 2022

We have served as the auditor of one or more investment companies in the T. Rowe Price group of investment companies since 1973.

TAX INFORMATION (UNAUDITED) FOR THE TAX YEAR ENDED 5/31/22

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The fund’s distributions to shareholders included:

■	$108,687,000 from short-term capital gains

■	$87,985,000 from long-term capital gains, subject to a long-term capital gains tax rate of not greater than 20%

For taxable non-corporate shareholders, $67,021,000 of the fund’s income represents qualified dividend income subject to a long-term capital gains tax rate of not greater than 20%.

For corporate shareholders, $31,493,000 of the fund’s income qualifies for the dividends-received deduction.

The fund will pass through foreign source income of $41,966,000 and foreign taxes paid of $3,052,000.

For individuals and certain trusts and estates which are entitled to claim a deduction of up to 20% of their combined qualified real estate investment trust (REIT) dividends, $1,215,000 of the fund’s income qualifies as qualified real estate investment trust (REIT) dividends.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information. You may request this document by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov.

The description of our proxy voting policies and procedures is also available on our corporate website. To access it, please visit the following Web page:

https://www.troweprice.com/corporate/us/en/utility/policies.html

Scroll down to the section near the bottom of the page that says, “Proxy Voting Guidelines.” Click on the links in the shaded box.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through T. Rowe Price, visit the website location shown above, and scroll down to the section near the bottom of the page that says, “Proxy Voting Records.” Click on the Proxy Voting Records link in the shaded box.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s reports on Form N-PORT are available electronically on the SEC’s website (sec.gov). In addition, most T. Rowe Price funds disclose their first and third fiscal quarter-end holdings on troweprice.com.

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT

Each year, the fund’s Board of Directors (Board) considers the continuation of the investment management agreement (Advisory Contract) between the fund and its investment adviser, T. Rowe Price Associates, Inc. (Adviser). In that regard, at a meeting held on March 7–8, 2022 (Meeting), the Board, including all of the fund’s independent directors, approved the continuation of the fund’s Advisory Contract. At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of the Adviser and the approval of the Advisory Contract. The independent directors were assisted in their evaluation of the Advisory Contract by independent legal counsel from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, the Adviser was guided by a detailed set of requests for information submitted by independent legal counsel on behalf of the independent directors. In considering and approving the Advisory Contract, the Board considered the information it believed was relevant, including, but not limited to, the information discussed below. The Board considered not only the specific information presented in connection with the Meeting but also the knowledge gained over time through interaction with the Adviser about various topics. The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the T. Rowe Price funds’ advisory contracts, including performance and the services and support provided to the funds and their shareholders.

Services Provided by the Adviser

The Board considered the nature, quality, and extent of the services provided to the fund by the Adviser. These services included, but were not limited to, directing the fund’s investments in accordance with its investment program and the overall management of the fund’s portfolio, as well as a variety of related activities such as financial, investment operations, and administrative services; compliance; maintaining the fund’s records and registrations; and shareholder communications. The Board also reviewed the background and experience of the Adviser’s senior management team and investment personnel involved in the management of the fund, as well as the Adviser’s compliance record. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Adviser.

Investment Performance of the Fund

The Board took into account discussions with the Adviser and reports that it receives throughout the year relating to fund performance. In connection with the Meeting, the Board reviewed the fund’s total returns for various periods through December 31, 2021, and compared these returns with the performance of a peer group of funds with similar investment programs and a wide variety of other previously agreed-upon comparable performance measures and market data, including relative performance information as of September 30, 2021, supplied by Broadridge, which is an independent provider of mutual fund data.

On the basis of this evaluation and the Board’s ongoing review of investment results, and factoring in the relative market conditions during certain of the performance periods, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale

The Board reviewed detailed information regarding the revenues received by the Adviser under the Advisory Contract and other direct and indirect benefits that the Adviser (and its affiliates) may have realized from its relationship with the fund. In considering soft-dollar arrangements pursuant to which research may be received from broker-dealers that execute the fund’s portfolio transactions, the Board noted that the Adviser bears the cost of research services for all client accounts that it advises, including the T. Rowe Price funds. The Board received information on the estimated costs incurred and profits realized by the Adviser from managing the T. Rowe Price funds. The Board also reviewed estimates of the profits realized from managing the fund in particular, and the Board concluded that the Adviser’s profits were reasonable in light of the services provided to the fund.

The Board also considered whether the fund benefits under the fee levels set forth in the Advisory Contract or otherwise from any economies of scale realized by the Adviser. Under the Advisory Contract, the fund pays the Adviser a single fee, or an all-inclusive management fee, which is based on the fund’s average daily net assets. The all-inclusive management fee includes investment management services and provides for the Adviser to pay all of the fund’s ordinary, recurring operating expenses except for interest; expenses related to borrowings, taxes, and brokerage; nonrecurring, extraordinary expenses; and any acquired fund fees and expenses. In accordance with a predetermined contractual fee schedule, the all-inclusive management fee rate for the T. Rowe Price Retirement I Funds generally starts to decline around the time a fund begins reducing its overall stock exposure and then continues to decline over time as a fund nears and then passes its predetermined target date. The Adviser has generally implemented an all-inclusive management fee structure in situations where a fixed total expense ratio is useful for purposes of providing certainty of fees and expenses for the investors in these funds and has historically sought to set the all-inclusive fee rate at levels below the expense ratios of comparable funds to take into account the potential for future economies of scale. The all-inclusive management fee structure also provides greater flexibility to make investment changes, including underlying fund changes, while maintaining a certain expense ratio for investors. The Board concluded that, based on the profitability data it reviewed and consistent with this all-inclusive management fee structure, the advisory fee structure for the fund continued to be appropriate.

Fees and Expenses

The Board was provided with information regarding industry trends in management fees and expenses. Among other things, the Board reviewed data for peer groups that were compiled by Broadridge, which compared: (i) contractual management fees, actual management fees, nonmanagement expenses, and total expenses of the fund’s I Class, since that is the only share class in which the fund is offered, with a group of competitor funds selected by Broadridge (Expense Group) and (ii) actual management fees, nonmanagement expenses, and total expenses of the fund’s I Class, since that is the only share class in which the fund is offered, with a broader set of funds within the Lipper investment classification (Expense Universe). The Board considered the fund’s contractual management fee rate, actual management fee rate (which reflects the management fees actually received from the fund by the Adviser after any applicable waivers, reductions, or reimbursements), operating expenses, and total expenses (which reflect the net total expense ratio of the fund after any waivers, reductions, or reimbursements) in comparison with the information for the Broadridge peer groups. Broadridge generally constructed the peer groups by seeking the most comparable funds based on similar investment classifications and objectives, expense structure, asset size, and operating components and attributes and ranked funds into quintiles, with the first quintile representing the funds with the lowest relative expenses and the fifth quintile representing the funds with the highest relative expenses. The information provided to the Board indicated that the fund’s contractual management fee ranked third out of five funds (Expense Group), the fund’s actual management fee rate ranked in the fifth quintile (Expense Group and Expense Universe), and the fund’s total expenses ranked in the first quintile (Expense Group) and second quintile (Expense Universe).

The Board also reviewed the fee schedules for other investment portfolios with similar mandates that are advised or subadvised by the Adviser and its affiliates, including separately managed accounts for institutional and individual investors; subadvised funds; and other sponsored investment portfolios, including collective investment trusts and pooled vehicles organized and offered to investors outside the United States. Management provided the Board with information about the Adviser’s responsibilities and services provided to subadvisory and other institutional account clients, including information about how the requirements and economics of the institutional business are fundamentally different from those of the proprietary mutual fund business. The Board considered information showing that the Adviser’s mutual fund business is generally more complex from a business and compliance perspective than its institutional account business and considered various relevant factors, such as the broader scope of operations and oversight, more extensive shareholder communication infrastructure, greater asset flows, heightened business risks, and differences in applicable laws and regulations associated with the Adviser’s proprietary mutual fund business. In assessing the reasonableness of the fund’s management fee rate, the Board considered the differences in the nature of the services required for the Adviser to manage its mutual fund business versus managing a discrete pool of assets as a subadviser to another institution’s mutual fund or for an institutional account and that the Adviser generally performs significant additional services and assumes greater risk in managing the fund and other T. Rowe Price funds than it does for institutional account clients, including subadvised funds.

On the basis of the information provided and the factors considered, the Board concluded that the fees paid by the fund under the Advisory Contract are reasonable.

Approval of the Advisory Contract

As noted, the Board approved the continuation of the Advisory Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund and its shareholders for the Board to approve the continuation of the Advisory Contract (including the fees to be charged for services thereunder).

ABOUT THE FUND’S DIRECTORS AND OFFICERS

Your fund is overseen by a Board of Directors (Board) that meets regularly to review a wide variety of matters affecting or potentially affecting the fund, including performance, investment programs, compliance matters, advisory fees and expenses, service providers, and business and regulatory affairs. The Board elects the fund’s officers, who are listed in the final table. The directors who are also employees or officers of T. Rowe Price are considered to be interested directors because of their relationships with T. Rowe Price and its affiliates. The business address of each director and officer is 100 East Pratt Street, Baltimore, Maryland 21202. The Statement of Additional Information includes additional information about the fund directors and is available without charge by calling a T. Rowe Price representative at 1-800-638-5660.

INDEPENDENT DIRECTORS(a)

Name (Year of Birth) Year Elected [Number of T. Rowe Price Portfolios Overseen]	Principal Occupation(s) and Directorships of Public Companies and Other Investment Companies During the Past Five Years

Teresa Bryce Bazemore (1959) 2018 [204]	President and Chief Executive Officer, Federal Home Loan Bank of San
Francisco (2021 to present); President, Radian Guaranty (2008 to 2017); Chief
Executive Officer, Bazemore Consulting LLC (2018 to 2021); Director, Chimera
Investment Corporation (2017 to 2021); Director, First Industrial Realty Trust
(2020 to present); Director, Federal Home Loan Bank of Pittsburgh (2017 to
2019)

Ronald J. Daniels(b) (1959) 2018 [0]	President, The Johns Hopkins University and Professor, Political Science
Department, The Johns Hopkins University (2009 to present); Director,
Lyndhurst Holdings (2015 to present); Director, BridgeBio Pharma, Inc. (2020 to present)

Bruce W. Duncan (1951) 2013 [204]	President, Chief Executive Officer, and Director, CyrusOne, Inc. (2020 to 2021); Chief Executive Officer and Director (2009 to 2016), Chair of the Board (2016 to 2020), and President (2009 to 2016), First Industrial Realty Trust, owner and operator of industrial properties; Chair of the Board (2005 to 2016) and Director (1999 to 2016), Starwood Hotels & Resorts, a hotel and leisure company; Member, Investment Company Institute Board of Governors (2017 to 2019); Member, Independent Directors Council Governing Board (2017 to 2019); Senior Advisor, KKR (2018 to present); Director, Boston Properties (2016 to present); Director, Marriott International, Inc. (2016 to 2020)

Robert J. Gerrard, Jr. (1952) 2012 [204]	Advisory Board Member, Pipeline Crisis/Winning Strategies, a collaborative working to improve opportunities for young African Americans (1997 to 2016); Chair of the Board, all funds (July 2018 to present)

Paul F. McBride (1956) 2013 [204]	Advisory Board Member, Vizzia Technologies (2015 to present); Board Member, Dunbar Armored (2012 to 2018)

Kellye L. Walker(c) (1966) 2021 [204]	Executive Vice President and Chief Legal Officer, Eastman Chemical Company (April 2020 to present); Executive Vice President and Chief Legal Officer, Huntington Ingalls Industries, Inc. (NYSE: HIl) (January 2015 to March 2020); Director, Lincoln Electric Company (October 2020 to present)

(a)All information about the independent directors was current as of December 31, 2021, unless otherwise indicated, except for the number of portfolios overseen, which is current as of the date of this report.
(b)Effective April 27, 2022, Mr. Daniels resigned from his role as an independent director of the Price Funds.
(c)Effective November 8, 2021, Ms. Walker was appointed as an independent director of the Price Funds.

INTERESTED DIRECTORS(a)

Name (Year of Birth) Year Elected [Number of T. Rowe Price Portfolios Overseen]	Principal Occupation(s) and Directorships of Public Companies and Other Investment Companies During the Past Five Years

David Oestreicher (1967) 2018 [204]	Director, Vice President, and Secretary, T. Rowe Price, T. Rowe Price Investment Services, Inc., T. Rowe Price Retirement Plan Services, Inc., and T. Rowe Price Services, Inc.; Director and Secretary, T. Rowe Price Investment Management, Inc. (Price Investment Management); Vice President and Secretary, T. Rowe Price International (Price International); Vice President, T. Rowe Price Hong Kong (Price Hong Kong), T. Rowe Price Japan (Price Japan), and T. Rowe Price Singapore (Price Singapore); General Counsel, Vice President, and Secretary, T. Rowe Price Group, Inc.; Chair of the Board, Chief Executive Officer, President, and Secretary, T. Rowe Price Trust Company; Principal Executive Officer and Executive Vice President, all funds

Robert W. Sharps, CFA, CPA (1971) 2017 [0]	Director and Vice President, T. Rowe Price; Director, Price Investment Management; Chief Executive Officer and President, T. Rowe Price Group, Inc.; Vice President, T. Rowe Price Trust Company; Vice President, Retirement Funds

Eric L. Veiel, CFA (1972) 2022 [204]	Director and Vice President, T. Rowe Price; Vice President, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

(a)All information about the interested directors was current as of January 1, 2022, unless otherwise indicated, except for the number of portfolios overseen, which is current as of the date of this report.

OFFICERS

Name (Year of Birth) Position Held With Retirement I Funds	Principal Occupation(s)

Stephen L. Bartolini, CFA (1977) Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

Armando (Dino) Capasso (1974) Chief Compliance Officer	Chief Compliance Officer and Vice President, T. Rowe Price and Price Investment Management; Vice President, T. Rowe Price Group, Inc.; formerly, Chief Compliance Officer, PGIM Investments LLC and AST Investment Services, Inc. (ASTIS) (to 2022); Chief Compliance Officer, PGIM Retail Funds complex and Prudential Insurance Funds (to 2022); Vice President and Deputy Chief Compliance Officer, PGIM Investments LLC and ASTIS (to 2019); Senior Vice President and Senior Counsel, Pacific Investment Management Company LLC (to 2017)

Kimberly E. DeDominicis (1976) Co-president	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., Price International, and T. Rowe Price Trust Company

Alan S. Dupski, CPA (1982) Principal Financial Officer, Vice President, and Treasurer	Vice President, Price Investment Management, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

David J. Eiswert, CFA (1972) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Mark S. Finn, CFA, CPA (1963) Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

Gary J. Greb (1961) Vice President	Vice President, Price Investment Management, T. Rowe Price, Price International, and T. Rowe Price Trust Company

Cheryl Hampton (1969) Vice President	Vice President, T. Rowe Price

Arif Husain, CFA (1972) Vice President	Vice President, T. Rowe Price Group, Inc., and Price International

Andrew G. Jacobs Van Merlen (1978) Co-president	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., Price International, and T. Rowe Price Trust Company

Benjamin Kersse (1989) Vice President	Vice President, T. Rowe Price

Paul J. Krug, CPA (1964) Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

Wyatt A. Lee, CFA (1971) Co-president	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

Matthew W. Novak (1983) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Sébastien Page (1977) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Robert A. Panariello (1983) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Fran M. Pollack-Matz (1961) Vice President and Secretary	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., T. Rowe Price Investment Services, Inc., and T. Rowe Price Services, Inc.

Shannon H. Rauser (1987) Assistant Secretary	Assistant Vice President, T. Rowe Price

Darren Scheinberg (1979) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Charles M. Shriver, CFA (1967) Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., Price International, and T. Rowe Price Trust Company

Guido F. Stubenrauch, CFA (1970) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Justin Thomson (1968) Vice President	Director, Price Hong Kong; Vice President, T. Rowe Price Group, Inc.; Director and Vice President, Price International

James A. Tzitzouris, Jr., Ph.D. (1974) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Megan Warren (1968) Vice President	OFAC Sanctions Compliance Officer and Vice President, Price Investment Management; Vice President, T. Rowe Price, T. Rowe Price Group, Inc., T. Rowe Price Retirement Plan Services, Inc., T. Rowe Price Services, Inc., and T. Rowe Price Trust Company

Unless otherwise noted, officers have been employees of T. Rowe Price or Price International for at least 5 years.

Item 1. (b) Notice pursuant to Rule 30e-3.

Not applicable.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors has determined that Ms. Teresa Bryce Bazemore qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Ms. Bazemore is considered independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed for the last two fiscal years for professional services rendered to, or on behalf of, the registrant by the registrant’s principal accountant were as follows:

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements and specifically include the issuance of a report on internal controls and, if applicable, agreed-upon procedures related to fund acquisitions. Tax fees include amounts related to services for tax compliance, tax planning, and tax advice. The nature of these services specifically includes the review of distribution calculations and the preparation of Federal, state, and excise tax returns. All other fees include the registrant’s pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant’s Board of Directors/Trustees.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

(2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were 2,959,000 and $3,481,000, respectively.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There has been no change to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

(2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant’s principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Retirement Funds, Inc.

		By	/s/ David Oestreicher
David Oestreicher
Principal Executive Officer

Date	July 20, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

		By	/s/ David Oestreicher
David Oestreicher
Principal Executive Officer

Date	July 20, 2022

		By	/s/ Alan S. Dupski
Alan S. Dupski
Principal Financial Officer

Date	July 20, 2022